UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2015 (August 17, 2015)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other Events

Item 8.01

Other Events.

On August 17, 2015, Northern Pass Transmission LLC, a subsidiary of Eversource Energy, announced that the new route for the Northern Pass transmission project would be presented at 10:00 a.m. on August 18, 2015, at Globe Manufacturing Company, 37 Loudon Road, Pittsfield, New Hampshire.  A copy of the media advisory is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1

Media Advisory, dated August 17, 2015, issued by Northern Pass Transmission LLC, a subsidiary of Eversource Energy, announcing a presentation of the new route for the Northern Pass transmission project.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

August 17, 2015

By:

/S/ JAY  S. BUTH

Jay S. Buth

Vice President, Controller

and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

Media Advisory, dated August 17, 2015, issued by Northern Pass Transmission LLC, a subsidiary of Eversource Energy, announcing a presentation of the new route for the Northern Pass transmission project.